[LOGO] AMPLICON FINANCIAL
5 HUTTON CENTRE DRIVE, SUITE 500 - SANTA ANA, CALIFORNIA 92707   LEASE AGREEMENT
714.751-7551 - 800.755-5055 - FACSIMILE 714.751-7557          ORDER NO. OL-10154
                                                                       ---------
--------------------------------------------------------------------------------
LESSEE
     NORTECH SYSTEMS, INC.
--------------------------------------------------------------------------------
STREET                             CITY      STATE          COUNTY         ZIP
641 E. LAKE STREET, SUITE 244     WAYZATA        MN      HENNEPIN        55391
--------------------------------------------------------------------------------

1. AGREEMENT/LEASE: Amplicon, Inc. ("Amplicon") agrees to lease to Lessee the hardware, software and/or other equipment ("Property") described on the Lease Schedule(s) ("Schedule(s)") referencing this Lease Agreement ("Agreement") and Lessee agrees to lease from Amplicon the Property subject to the terms set forth herein and on each Schedule(s) that the parties may from time to time enter into with respect to this Agreement. Each Schedule identified as being a part of this Agreement incorporates the terms of this Agreement and constitutes a separate lease agreement and is referred to herein as the "Lease". The Lease is in force and is binding upon Lessee and Amplicon upon signed acceptance by Amplicon.

2. UNIFORM COMMERCIAL CODE ACKNOWLEDGMENT: Lessee acknowledges that it has received and approved any written "Supply Contract" covering the Property purchased from the Supplier for lease and Amplicon has informed or advised Lessee, either previously or by this Lease, of the following: (i) the identity of the Supplier; (ii) that Lessee may have rights under the Supply Contract and
(iii) that Lessee may contact the Supplier for a description of any such rights. This Lease is a "Finance Lease". (The terms "Finance Lease", "Supply Contract" and "Supplier" as used in this Lease have the meanings only as ascribed to them under Division 10 of the California Uniform Commercial Code and have no effect on any tax or accounting treatment of the Lease). This provision survives termination of the Lease.

3. NO WARRANTIES: AMPLICON IS NOT THE MANUFACTURER, DEVELOPER, PUBLISHER, DISTRIBUTOR, LICENSOR OR "SUPPLIER" OF THE PROPERTY AND MAKES NO EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, VALUE, MERCHANTABILITY, OR PERFORMANCE OF THE PROPERTY OR THE MATERIAL OR WORKMANSHIP THEREOF OR AGAINST INTERFERENCE BY LICENSORS OR OTHER THIRD PARTIES, IT BEING AGREED THAT THE PROPERTY IS LEASED "AS IS" AND THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. Lessee selected the Property and represents that all the Property is suitable for Lessee's purposes. Amplicon assigns to Lessee during the term of the Lease any warranty rights it may have received from the Supplier as a result of Amplicon's purchase of the Property. If Lessee has any claims regarding the Property or any other matter arising from Lessee's relationship with the Supplier, Lessee must make them against the Supplier. This provision survives termination of the Lease.

4. AUTHORIZATION DATE AND LEASE DURATION: A Schedule commences and rent is due beginning on the date that Lessee certifies in writing to Amplicon that all of the Property has been received and accepted by Lessee as installed, tested and ready for use, and Lessee authorizes Amplicon in writing to disburse payment to the Supplier ("Authorization Date"). Unless and until Lessee provides such written authorization, Amplicon will not disburse payment to Suppliers. The Term of each Schedule is reflected on the Schedule and begins on the first day of the calendar quarter following the Authorization Date. A calendar quarter commences on the first day of January, April, July and October. Lessee has the right to use the Property at the specific locations shown on the Schedule throughout the duration of this Lease in accordance with the provisions of this Lease. The Term extends for an additional twelve month period ("Extension Term") at the rental rate delineated on the Schedule unless Lessee provides to Amplicon written notice of Lessee's election not to extend the Term at least one hundred eighty days prior to the expiration of the Term.

5. RENTALS: The rent payable is shown on the Schedule(s). The monthly rent is due to Amplicon, in advance, for each month or portion of a month beginning on the Authorization Date and continuing for each month that this Lease is in effect. Rent for portions of a month are based on a daily rental equal to one-thirtieth of the monthly rent. ALL RENTS SHALL BE PAID WITHOUT NOTICE OR DEMAND AND WITHOUT ABATEMENT, DEDUCTION OR SETOFF OF ANY AMOUNT WHATSOEVER. THE OPERATION AND USE OF THE PROPERTY IS SOLELY AT THE RISK OF LESSEE AND THE OBLIGATION OF LESSEE TO PAY RENT UNDER THE LEASE SHALL BE ABSOLUTE AND UNCONDITIONAL. Rents will be paid to Amplicon unless otherwise instructed in writing by Amplicon or its assignee.

              *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *

TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES THE FOLLOWING RIGHTS AND REMEDIES CONFERRED UPON LESSEE BY LAW: (I) RIGHT TO CANCEL, OR TERMINATE THIS LEASE, (II) RIGHT TO REJECT THE PROPERTY, (III) RIGHT TO REVOKE ACCEPTANCE OF THE PROPERTY, (IV) RIGHT TO RECOVER DAMAGES FROM AMPLICON FOR ANY BREACH OF WARRANTY, (V) RIGHT TO RECOVER ANY GENERAL, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER, AND (VI) RIGHT TO SPECIFIC PERFORMANCE, REPLEVIN, DETINUE, SEQUESTRATION, CLAIM AND DELIVERY OR THE LIKE FOR THE PROPERTY SUBJECT TO THIS LEASE.

THIS LEASE AGREEMENT AND THE APPLICABLE SCHEDULE(S) CONTAIN THE ENTIRE AGREEMENT BETWEEN AMPLICON AND LESSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF. THE LEASE CAN ONLY BE MODIFIED IN WRITING, WITH SUCH MODIFICATIONS SIGNED BY A PERSON AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY AN AUTHORIZED SIGNER OF AMPLICON. NO ORAL OR OTHER WRITTEN AGREEMENTS, REPRESENTATIONS OR PROMISES SHALL BE RELIED UPON BY, OR BE BINDING ON, THE PARTIES UNLESS MADE A PART OF THIS LEASE BY A WRITTEN MODIFICATION SIGNED BY AN AUTHORIZED SIGNER OF LESSEE AND AMPLICON.

LESSEE: /s/ G. M. Anderly               AMPLICON, INC. /s/ J. Kevin Adkins
       -----------------------------                  --------------------------
              (Signature)                                   (Signature)

This Lease is subject to acceptance by Amplicon's Finance Committee. By signing below, the signer certifies that he or she has read this Lease Agreement. INCLUDING THE REVERSE SIDE, has had an opportunity to discuss its terms with Amplicon, and is authorized to sign on behalf of Lessee. Until this Lease has been signed by an authorized signer of Amplicon, it will constitute a firm offer by Lessee.

          LESSEE/OFFERER                               AMPLICON, INC.
OFFER: NORTECH SYSTEM, INC.                   ACCEPTANCE:

By: /s/ G. M. Anderly                         By: /s/ J. Kevin Adkins
   -----------------------------------------     -------------------------------
Name:  G. M. Anderly                          Name:  J. Kevin Adkins
     ---------------------------------------       -----------------------------
Title:  Sr. V.P. Corporate Finance/Treasurer  Title:  Assistant Vice President
      --------------------------------------        ----------------------------
Date:  1/27/98                                Date:  2/19/98
     ---------------------------------------       -----------------------------

[LOGO] AMPLICON FINANCIAL                                                LEASE
5 HUTTON CENTRE DRIVE, SUITE 500 - SANTA ANA, CALIFORNIA 92707          SCHEDULE
714.751-7551 - 800.755-5055 - FACSIMILE 714.751-7557             NO.     01
                                                                    ------------
--------------------------------------------------------------------------------
LESSEE                                  CONTACT
     NORTECH SYSTEMS, INC.                   GARY ANDERLY
--------------------------------------------------------------------------------
STREET                                  PHONE NO.
     641 E. Lake Street, Suite 244           (218) 751-0110
--------------------------------------------------------------------------------
CITY         STATE  COUNTY     ZIP      FACSIMILE NO.
     Wayzata  MN    Hennepin  55391          (218) 751-8662
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS SCHEDULE IS ISSUED WITH RESPECT TO THE LEASE AGREEMENT ORDER NO. OL-10154 DATED 02/19/98. All of the terms of the Lease Agreement are incorporated into this Schedule as if fully reflected on the Schedule. The terms of this Schedule and the Lease Agreement combine to form an individual Lease with an independent Term.

Any Deposit under this Schedule shall be returned to Lessee (without interest thereon) if Amplicon does not accept this Schedule. Upon acceptance of this Lease by Amplicon any such Deposit shall be treated as a Transaction Fee earned by Amplicon and unless otherwise specified herein shall not be applied to any rentals or other payments due under the Lease.

Term (months)  :    Thirty Six (36)
Deposit        :    $14,663.19 (Applied to the Last Term Rental Payment)
Monthly Rent   :    $14,663.19 (Monthly Lease Rate Factor .0269)
Property       :    $545,000.00 +/- 10%

     Quantity       Property Description          Serial #
     --------       --------------------          --------
PROPERTY MORE FULLY DESCRIBED ON EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.



LESSEE HAS THE RIGHT TO QUIETLY ENJOY THE USE OF THE PROPERTY WITHOUT INTERFERENCE BY AMPLICON OR ITS ASSIGNEE PROVIDED LESSEE IS IN COMPLIANCE WITH THE TERMS OF THIS LEASE.

AT THE EXPIRATION OF THE TERM OR, IF EXTENDED PURSUANT TO SECTION 4 OF THE LEASE AGREEMENT, AT THE EXPIRATION OF THE EXTENSION TERM LESSEE SHALL: (I) PURCHASE THE PROPERTY FOR A MUTUALLY AGREEABLE PRICE; (II) PROMPTLY RETURN ALL, BUT NOT LESS THAN ALL, OF THE PROPERTY ACCORDING TO THE TERMS AND CONDITIONS OF THIS LEASE AND LEASE REPLACEMENT PROPERTY FROM AMPLICON WHICH HAS A COST EQUAL TO OR GREATER THAN THE ORIGINAL COST OF THE PROPERTY; OR (III) EXTEND THE SCHEDULE FOR A PERIOD OF ONE ADDITIONAL YEAR AT THE RENTAL RATE DELINEATED HEREIN. WITH RESPECT TO OPTIONS (I) AND (II), AMPLICON AND LESSEE SHALL HAVE ABSOLUTE DISCRETION REGARDING THEIR AGREEMENT OR LACK OF AGREEMENT TO THE TERMS OF EITHER SUCH ARRANGEMENT. IF THE PARTIES HAVE NOT AGREED TO EITHER OPTION (I) OR OPTION
(II) BY THE EXPIRATION OF THE APPLICABLE TERM, THEN OPTION (III) SHALL PREVAIL. AT THE END OF THE EXTENSION PROVIDED BY OPTION (III), THIS LEASE SHALL CONTINUE SUBJECT TO TERMINATION BY EITHER LESSEE OR AMPLICON AT THE END OF ANY MONTH, PROVIDED AT LEAST NINETY DAYS' PRIOR WRITTEN NOTICE IS DELIVERED TO THE OTHER PARTY.
--------------------------------------------------------------------------------

THE INDIVIDUAL SIGNING BELOW CERTIFIES THAT HE OR SHE HAS READ THIS SCHEDULE (INCLUDING THE TERMS ON THE REVERSE SIDE) AND THE LEASE AGREEMENT, AND IS AUTHORIZED TO SIGN THIS SCHEDULE ON BEHALF OF LESSEE.

THIS SCHEDULE ALONG WITH THE LEASE AGREEMENT CONTAIN THE ENTIRE AGREEMENT BETWEEN AMPLICON AND LESSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT CAN ONLY BE MODIFIED IN WRITING, WITH SUCH MODIFICATIONS SIGNED BY A PERSON AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY AN AUTHORIZED SIGNER OF AMPLICON. NO ORAL OR OTHER WRITTEN AGREEMENTS, REPRESENTATIONS OR PROMISES SHALL BE RELIED UPON OR BE BINDING ON THE PARTIES UNLESS MADE A PART OF THIS LEASE BY A WRITTEN MODIFICATION SIGNED BY AN AUTHORIZED SIGNER OF BOTH LESSEE AND AMPLICON.


          LESSEE/OFFERER                               AMPLICON, INC.
OFFER: NORTECH SYSTEMS, INC.                  ACCEPTANCE:

Signature: /s/ G. M. Anderly                    Signature: /s/ J. Kevin Adkins
          ----------------------------------              ----------------------
Name:  G. M. Anderly                          Name:  J. Kevin Adkins
     ---------------------------------------       -----------------------------
Title:  Sr. V.P. Corporate Finance/Treasurer  Title:  Assistant Vice President
      --------------------------------------        ----------------------------
Date:  1/27/98                                Date:  2/19/98
     ---------------------------------------       -----------------------------

                                     ADDENDUM "A"
                                   WITH RESPECT TO
                          LEASE AGREEMENT ORDER NO. OL-10154
                              AND LEASE SCHEDULE NO. 01


This Addendum is supplemental to and made a part of Lease Agreement Order No. OL-10154, dated 2/19/98 (the "Agreement"), Lease Schedule No. 01, dated 2/19/98 and other related documents under the Agreement and Lease Schedule (collectively the "Lease"). The parties to the Lease include Nortech Systems, Inc. ("Lessee") and Amplicon, Inc. ("Amplicon").

Capitalized terms used in this Addendum without definition shall have the meanings set forth in the Lease, unless specifically modified. This Addendum is to be construed as supplemental to, and a part of, the Lease.

Lessee and Amplicon acknowledge and agree that the Lease is hereby amended with respect to Lease Schedule No. 01, as follows:

     SECTION H.  RETURN OF PROPERTY:

     Modify the first sentence by deleting the words:
     "pay to Amplicon an inspection, refurbishment and restocking fee equal to three percent of the property's original cost,"

In all other respects, the terms and conditions of the Lease, as originally written, shall remain in full force and effect. The Lease, as amended herein, sets forth the entire and final understanding between the parties with respect hereto. The terms of this Addendum have been negotiated and jointly drafted by Amplicon and Lessee and, therefore, the language of the Addendum shall not be construed in favor or against either party. The undersigned represent that they have the authority to enter into the Lease, and that the same shall be legally binding and enforceable on the respective principals.

IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth below their respective signatures.

LESSEE:   Nortech Systems, Inc.                   Amplicon, Inc.
       --------------------------------------     ------------------------------
BY:  /s/ G. M. Anderly                           BY:   /s/ J. Kevin Adkins
     ----------------------------------------       ----------------------------
NAME:    G. M. Anderly                           NAME:  J. Kevin Adkins
     ----------------------------------------         --------------------------
TITLE:   Sr. V.P. Corporate Finance/Treasurer    TITLE: Assistant Vice President
      ---------------------------------------          -------------------------
DATE:    1/27/98                                 DATE:  02/19/98
     ----------------------------------------         --------------------------

[LOGO] AMPLICON FINANCIAL                                                LEASE
5 HUTTON CENTRE DRIVE, SUITE 500 - SANTA ANA, CALIFORNIA 92707         SCHEDULE
714.751-7551 - 800.755-5055 - FACSIMILE 714.751-7557              NO.    02
                                                                     -----------
--------------------------------------------------------------------------------
LESSEE                                  CONTACT
     Nortech Systems, Inc.                   Gary Anderly
--------------------------------------------------------------------------------
STREET                                  PHONE NO.
     641 E. Lake Street, Suite 244           (218) 751-0110
--------------------------------------------------------------------------------
CITY           STATE   COUNTY    ZIP    FACSIMILE NO.
   Wayzata      MN    Hennepin  55391        (218) 751-8662
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS SCHEDULE IS ISSUED WITH RESPECT TO THE LEASE AGREEMENT ORDER NO. OL-10154 DATED 02/19/98. All of the terms of the Lease Agreement are incorporated into this Schedule as if fully reflected on the Schedule. The terms of this Schedule and the Lease Agreement combine to form an individual Lease with an independent Term.

Any Deposit under this Schedule shall be returned to Lessee (without interest thereon) if Amplicon does not accept this Schedule. Upon acceptance of this Lease by Amplicon any such Deposit shall be treated as a Transaction Fee earned by Amplicon and unless otherwise specified herein shall not be applied to any rentals or other payments due under the Lease.

Term (months)  :    Forty Eight (48)
Deposit        :    $12,486.50 (Applied to the Last Term Rental Payment)
Monthly Rent   :    $12,486.50 (Monthly Lease Rate Factor .0221)
Property       :    $565,000.00 +/- 10%

     Quantity            Property Description               Serial #
     --------            --------------------               --------
PROPERTY MORE FULLY DESCRIBED ON EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.



LESSEE HAS THE RIGHT TO QUIETLY ENJOY THE USE OF THE PROPERTY WITHOUT INTERFERENCE BY AMPLICON OR ITS ASSIGNEE PROVIDED LESSEE IS IN COMPLIANCE WITH THE TERMS OF THIS LEASE.

AT THE EXPIRATION OF THE TERM OR, IF EXTENDED PURSUANT TO SECTION 4 OF THE LEASE AGREEMENT, AT THE EXPIRATION OF THE EXTENSION TERM LESSEE SHALL: (I) PURCHASE THE PROPERTY FOR A MUTUALLY AGREEABLE PRICE; (II) PROMPTLY RETURN ALL BUT NOT LESS THAN ALL, OF THE PROPERTY ACCORDING TO THE TERMS AND CONDITIONS OF THIS LEASE AND LEASE REPLACEMENT PROPERTY FROM AMPLICON WHICH HAS A COST EQUAL TO OR GREATER THAN THE ORIGINAL COST OF THE PROPERTY; OR (III) EXTEND THE SCHEDULE FOR A PERIOD OF ONE ADDITIONAL YEAR AT THE RENTAL RATE DELINEATED HEREIN. WITH RESPECT TO OPTIONS (I) AND (II), AMPLICON AND LESSEE SHALL HAVE ABSOLUTE DISCRETION REGARDING THEIR AGREEMENT OR LACK OF AGREEMENT TO THE TERMS OF EITHER SUCH ARRANGEMENT. IF THE PARTIES HAVE NOT AGREED TO EITHER OPTION (I) OR OPTION
(II) BY THE EXPIRATION OF THE APPLICABLE TERM, THEN OPTION (III) SHALL PREVAIL. AT THE END OF THE EXTENSION PROVIDED BY OPTION (III), THIS LEASE SHALL CONTINUE SUBJECT TO TERMINATION BY EITHER LESSEE OR AMPLICON AT THE END OF ANY MONTH, PROVIDED AT LEAST NINETY DAYS' PRIOR WRITTEN NOTICE IS DELIVERED TO THE OTHER PARTY.
--------------------------------------------------------------------------------
THE INDIVIDUAL SIGNING BELOW CERTIFIES THAT HE OR SHE HAS READ THIS SCHEDULE (INCLUDING THE TERMS ON THE REVERSE SIDE) AND THE LEASE AGREEMENT, AND IS AUTHORIZED TO SIGN THIS SCHEDULE ON BEHALF OF LESSEE.

THIS SCHEDULE ALONG WITH THE LEASE AGREEMENT CONTAIN THE ENTIRE AGREEMENT BETWEEN AMPLICON AND LESSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT CAN ONLY BE MODIFIED IN WRITING, WITH SUCH MODIFICATIONS SIGNED BY A PERSON AUTHORIZED TO SIGN AGREEMENTS ON BEHALF OF LESSEE AND BY AN AUTHORIZED SIGNER OF AMPLICON. NO ORAL OR OTHER WRITTEN AGREEMENTS, REPRESENTATIONS OR PROMISES SHALL BE RELIED UPON OR BE BINDING ON THE PARTIES UNLESS MADE A PART OF THIS LEASE BY A WRITTEN MODIFICATION SIGNED BY AN AUTHORIZED SIGNER OF BOTH LESSEE AND AMPLICON.


     LESSEE/OFFEROR                               AMPLICON, INC.
OFFER: NORTECH SYSTEM, INC.                   ACCEPTANCE:

Signature: /s/ G. M. Anderly                  Signature: /s/ J. Kevin Adkins
          ----------------------------------            ------------------------
Name:  G. M. Anderly                          Name:  J. Kevin Adkins
     ---------------------------------------       -----------------------------
Title:  Sr. V.P. Corporate Finance/Treasurer  Title:  Assistant Vice President
      --------------------------------------        ----------------------------
Date:  1/27/98                                Date:  2/19/98
     ---------------------------------------       -----------------------------

                                     ADDENDUM "A"
                                   WITH RESPECT TO
                          LEASE AGREEMENT ORDER NO. OL-10154
                              AND LEASE SCHEDULE NO. 02


This Addendum is supplemental to and made a part of Lease Agreement Order No. OL-10154, dated 2/19/98 (the "Agreement"), Lease Schedule No. 02, dated 2/19/98 and other related documents under the Agreement and Lease Schedule (collectively the "Lease"). The parties to the Lease include NORTECH SYSTEMS, INC. ("Lessee") and Amplicon, Inc. ("Amplicon").

Capitalized terms used in this Addendum without definition shall have the meanings set forth in the Lease, unless specifically modified. This Addendum is to be construed as supplemental to, and a part of, the Lease.

Lessee and Amplicon acknowledge and agree that the Lease is hereby amended with respect to Lease Schedule No. 02, as follows:

     SECTION H.  RETURN OF PROPERTY:

     Modify the first sentence by deleting the words:
     "pay to Amplicon an inspection, refurbishment and restocking fee equal to three percent of the property's original cost,"

In all other respects, the terms and conditions of the Lease, as originally written, shall remain in full force and effect. The Lease, as amended herein, sets forth the entire and final understanding between the parties with respect hereto. The terms of this Addendum have been negotiated and jointly drafted by Amplicon and Lessee and, therefore, the language of the Addendum shall not be construed in favor or against either party. The undersigned represent that they have the authority to enter into the Lease, and that the same shall be legally binding and enforceable to the respective principals.

IN WITNESS WHEREOF the parties hereto, by their authorized signatories, have executed this Addendum at the date set forth below their respective signatures.

LESSEE:   NORTECH SYSTEMS, INC.                   AMPLICON, INC.
       -------------------------------------      ------------------------------

BY:  /s/ G. M. Anderly                         BY: /s/ J. Kevin Adkins
     ---------------------------------------       -----------------------------
NAME:   G. M. Anderly                          NAME:    J. Kevin Adkins
     ---------------------------------------        ----------------------------
TITLE:  Sr. V.P. Corporate Finance/Treasurer  TITLE:   Assistant Vice President
      --------------------------------------        ----------------------------
DATE:   1/27/98                                DATE:    02/19/98
     ---------------------------------------        ----------------------------